Exhibit 99.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                       RESEARCH AND DEVELOPMENT AGREEMENT

     THIS AGREEMENT, made effective this 1st day of June, 1998 by and among the PHARMACEUTICAL RESEARCH INSTITUTE of Bristol-Myers Squibb Company, a Delaware corporation, Route 206 & Provinceline Road, Princeton, New Jersey 08540 ("BMS") and NEOSE TECHNOLOGIES, INC., 102 Witmer Road, Horsham, Pennsylvania 19044 ("NTI")

                                   WITNESSETH

     WHEREAS, BMS is engaged in the research, development, manufacture and sale of pharmaceutical products, and

     WHEREAS NTI has skill and expertise in research, development and production of hetero-oligosaccharides, and

     WHEREAS, BMS desires NTI to engage in a research and development project which will result in the production of certain quantities of specific hetero-oligosaccharides and new technology associated therewith;

     NOW, THEREFORE, BMS and NTI intending to be legally bound, have agreed as follows:

     Article 1 - The Project

     1.1 NTI agrees to produce and supply to BMS (a) [*] of ganglioside GM2; and
(b) [*] ganglioside GD2 in accordance with the prices and timetables get forth in Appendix A attached herewith and fully incorporated herein. NTI further agrees to supply to BMS at no charge all quantities of gangliosides GMS and GD2 prepared in the course of process optimization trials


------------------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

conducted prior to delivery of the aforementioned [*] quantities except that NTI may retain such quantities of GMS and GD2 as are necessary for the maintenance of standards, analytical testing and quality control. After delivery of the mg quantities specified herein, NTI and BMS will mutually develop quality targets and/or specifications.

     1.2 NTI agrees to produce and thereafter to supply BMS with (a) [*] of ganglioside GM2; and (b) up to [*] of ganglioside GD2 (total GD2 requirement to be defined by BMS prior to its manufacture being initiated by NTI). These quantities of ganglioside will be manufactured under GMP conditions, unless NTI is otherwise instruction by BMS, in accordance with the timetable set forth in Appendix A. These quantities of ganglioside will also be manufactured to meet all quality targets and/or specifications as mutually agreed to by BMS and NTI in accordance with Article 1.1 hereinabove.

     1.3 Articles 1.1 and 1.2 taken together and in their entirety shall hereinafter be referred to as the "PROJECT."

     1.4 NTI agrees to commence work on the PROJECT upon the effective dat of this Agreement, which shall be the first date written hereinabove (the "Effective Date") and to use its best efforts to expeditiously complete the PROJECT within the timetables set forth in Appendix A.

     1.5 NTI acknowledges that all quantities of gangliosides GM2 and GD2 produced by NTI under the terms of this Agreement are the exclusive property of BMS and may be used by BMS for any legitimate business purpose within the Field (as defined in Article 9.3 of this Agreement) subject to the provisions of
Article 9 of this Agreement. In the event NTI produces any quantities of GMS or GD2 materials in excess of quantities set forth in this Agreement, NTI shall either transfer any and all such excess quantities to BMS based on the prices set forth in Appendix A or, alternatively, at the sole discretion of BMS, NTI shall destroy any and all of such excess quantities of GM2 and GD2 materials.

     1.6 NTI agrees to perform all activities connected with the PROJECT in accordance with all applicable laws, rules, regulations or other requirements of local, state and federal governmental authorities.

     1.7 With regard to any and all GMS and GD2 materials delivered to BMS by NTI under the terms of this Agreement, NTI MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED WITH RESPECT TO THE SUITABILITY OF GM2 AND GD2 MATERIALS FOR ANY PARTICULAR PURPOSE OR USE AND NTI EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF

[ ] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

MERCHANTABILITY AND OF FITNESS FOR ANY PARTICULAR PURPOSE OR USE OF GM2 AND GD2 MATERIALS BY BMS.

     Article 2 - Compensation

     2.1 In consideration of the research and development services provided by NTI in connection with the PROJECT and the quantities of GM2 and GD2 material provided by NTI to BMS hereunder, BMS shall pay to NTI the amounts set forth in Appendix A in accordance with the payment schedule therein.

     2.2 In the event the PROJECT is canceled prior to completion by any early termination of this Agreement pursuant to the terms of Article 7, NTI shall receive payment from BMS adjusted to an amount equal to the pro rata portion of work performed by NTI in accordance with Appendix A.

     2.3 All payments made by BMS to NTI hereunder shall be by BMS corporate check forwarded to:

             NEOSE Technologies, Inc.
             C/o Matthew Cramer
             Director, Business Development
             102 Witmer Road
             Horsham, PA 19044

     Article 3 - Reports and Conference

     3.1 Oral reports and interim written status reports of the progresses of the PROJECT (including invention disclosure reports, where appropriate) shall be provided by NTI to BMS at mutually agreed upon intervals. Significant developments shall be communicated promptly to BMS. A final report summarizing the results of the PROJECT shall be submitted to BMS within thirty (30) days of the conclusion of the PROJECT or any early termination thereof, unless said termination arises due to breach of a material obligation hereunder by BMS.

     3.2 BMS representatives will have reasonable opportunities to consult informally with NTI representatives by telephone and, upon reasonable notice, to visit NTI's facility during normal business hours to verify and discuss the progress and results of the PROJECT.

     3.3 From time to time upon reasonable prior notice and at reasonable times during regular business hours, NTI agrees to permit BMS Quality Assurance and Drug Regulatory Affairs personnel to inspect NTI's facility and review NTI's operating procedures and systems to assure that all requirements for GMP manufacture of GMS and GD2 materials have been satisfied.

     Article 4 - Publicity

     4.1 No party hereunder will use the name of the other party in any promotion or advertising without the prior written approval of an authorized representative of the other party. If required by law, a party hereunder may acknowledge the existence of this Agreement and/or the general nature of the investigations conducted hereunder, provided that prior notice of any such acknowledgment shall have been given to the other party.

     Article 5 - Publications

     5.1 NTI may not publish the results of the PROJECT or any portion thereof without the prior written permission of BMS.

     Article 6 - Independent Contractor

     6.1 For purposes of this Agreement and in the performance of all services hereunder, the relationship of the parties hereto shall be one of independent contractors and not as agents, partners, or employees of one another.

     Article 7 - Term and Termination

     7.1 This Agreement shall become effective upon the date first hereinabove written and shall continue in effect until the conclusion of the PROJECT, unless this Agreement is sooner terminated (i) by mutual written agreement, (ii) by the nonbreaching party, for breach of a material obligation hereunder by the other party (which breach is not cured within sixty (60) days following written notice of such breach) delivered by the nonbreaching party, (iii) by BMS without cause, upon ninety (90) days written notice to NTI.

     7.2 Termination of this Agreement by either party for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of termination of this Agreement. No termination of this Agreement, however effectuated, shall affect or release the parties hereto from their rights and obligations under Articles 8, 9 and 10 or under any other provision herein which, by its intent or meaning, is intended to survive such termination. Notwithstanding the foregoing, in the event of termination by NTI for reason of a breach of a material obligation of this Agreement by BMS, the rights and licenses granted to BMS by NTI under Article 9 of this Agreement shall terminate and revert to NTI.

     7.3 NTI shall be free to manufacture GM2 and GD2 for any purpose outside the Field upon conclusion of the PROJECT, or upon any early termination pursuant to the terms of Article 7.

     Article 8 - Confidential Information

     8.1 In furtherance of completion of the PROJECT, either party hereunder may elect to disclose to the other party information which the disclosing party considers confidential or proprietary ("Confidential Information"). Such Confidential Information shall be reduced to writing and clearly indicated as being confidential at the time of disclosure (or, in the case of verbal information reduced to writing and so marked within a reasonable time thereafter). Without the prior written consent of the disclosing party, each party agrees to hold in confidence all of such Confidential Information disclosed to it hereunder, and will not use any Confidential Information for any purpose except furtherance of the PROJECT. Each party agrees to take reasonable, necessary and prudent precautions to protect and to obligate its employees, contractors and other researchers to protect all Confidential Information disclosed by the other party to it pursuant to this Agreement. These obligations shall apply equally to copies and to extracts made of the other party's Confidential Information. This obligation of confidentiality shall not, however, apply to information which:

          (i) Was known to the receiving party prior to the time of disclosure, as can be demonstrated by competent written evidence;

          (ii) Was part of the public domain prior to the time of disclosure;

          (iii) Becomes part of the public domain after the time of disclosure other than through the act or omission of the receiving party in breach of this Agreement.

          (iv) Becomes known to the receiving party without restriction from a third party not under an obligation of confidentiality, direct or indirect, to the disclosing party not to disclose such information to others, as can be demonstrated by competent proof; or

          (v) Is independently developed by the receiving party without regard to the information disclosed to it by the other party hereunder, as can be demonstrated by competent proof.

     Confidentiality Information may be disclosed as required by applicable law, provided that the party required to disclose same gives notice to the party from whom it received the information, and seeks confidential treatment of such disclosure to the maximum extent permitted by applicable law. Nothing in this
Article 8 is intended or shall be construed as creating or implying any right or license under any patent rights or other intellectual property rights owned or controlled by either party by virtue of such party's disclosure of Confidential Information.

          8.2 The parties further agree that all technical information and data produced in the course of completing the PROJECT shall be deemed Confidential Information and shall not be disclosed by either party to any third party without the prior written consent of the other party hereunder.

     8.3 The obligations of confidentiality set forth in this Article 9 shall be effective for the duration of this Agreement and for a period of five (5) years following any termination thereof.

     Article 9 - Intellectual Property

     9.1 BMS acknowledges that NTI currently holds issued United States Patent No. 5,180, 674 as well as international equivalents thereof which claim processes for enzyme synthesis, including a number of process steps which may be required to synthesize GM2 and GD2 gangliosides from ceramide glucose starting materials ("NTI Patent Rights").

     9.2 BMS and NTI agree that NTI shall own any new technology developed by NTI in the course of completing the PROJECT ("NTI PROJECT Technology"), including that technology embodied in a patent application in preparation relating to the synthesis of GM2 and GD2 from plant ceramide starting material.

     9.3 NTI hereby grants BMS an exclusive, worldwide, fully paid-up, royalty-free license to use NTI Patent Rights for the sole purpose of preparing GM2 and GD2 gangliosides for any oncologic vaccine or related product for the term of this Agreement and any extension or continuation thereof.

     Article 10 - Indemnification

     10.1 BMS agrees to indemnify and hold NTI harmless from any loss, damage or claim (including, without limitation, attorneys fees) arising from BMS' use of the GM2 and GD2 materials supplied by NTI hereunder for any purpose, including clinical studies involving human subjects, except to the extent such claims primarily arise from the negligence or willful misconduct of NTI in the preparation of such materials.

     Article 11 - Miscellaneous

     11.1 This Agreement, together with all Exhibits annexed hereto, constitutes the entire understanding between BMS and NTI with respect to the PROJECT hereof, and supersedes and replaces all prior agreements, understandings and writings between these parties as to said subject matter. Any inconsistency or conflict between the terms of this Agreement and any Exhibit shall be resolved in favor of the text of this Agreement.

     11.2 Legal notices hereunder shall be deemed made if given by registered or certified mail, postage prepaid or by any other methods capable of providing reasonable proof of receipt thereof, and addressed to the party to receive such notice at the address first set forth above or at such other address as may hereafter be designated by a party in writing.

     11.3 This Agreement may be amended or supplemented only by a written instrument executed by all parties. No provision of this Agreement may be waived by any act, omission or knowledge of a party or its agents or employees, but only by a writing expressly waiving such provision and signed by the waiving party. The failure of a party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by a party of any condition, remedy or term or any other condition, remedy or term of any successive occasion.

     11.4 No obligations or rights under this Agreement may be assigned or delegated by NTI without the prior written consent of BMS.

     11.5 This Agreement shall be construed, interpreted and governed by the laws of the State of New Jersey. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. This Agreement shall not be strictly construed against either party hereto.

     11.6 Each party hereby assumes any and all risks of personal injury and property damage attributable to the acts or omissions of that party and its trustees, directors, officers, employees, contractors, representatives, students, post-docs, faculty, and agents in the course of completing the PROJECT.

     11.7 NTI hereby certifies to BMS that NTI will not use the services of any person debarred under the Generic Drug Enforcement Act of 1992, as amended, in any capacity in connection with any provided to BMS. NTI shall promptly notify BMS of any change in the truth of this certification.

     IN WITNESS WHEREOF, the parties through their duly authorized representatives have executed this Agreement in multiple counterparts as of the date and year first above written.


BRISTOL-MYERS SQUIBB                           NEOSE TECHNOLOGIES, INC.
PHARMACEUTICAL RESEARCH
INSTITUTE

By: /s/ Christopher M. Cimarusti               By: /s/ P. Sherrill Neff
   --------------------------------------          -----------------------------
   Christopher M. Cimarusti, Ph.D.                 Title: Presdient and CFO
   Vice President
   Process Research & Development

Date: 6/11/98                                       Date: 6/11/98

                        Tax I.D. No.         13-354-9286

                                   APPENDIX A
                       PROJECT SCOPE - GANGLIOSIDE SUPPLY
                             FROM NEOSE TECHNOLOGIES



     Project Goal

     NTI shall produce and supply to BMS (1) [*] of ganglioside GM2, manufactured under GMP conditions from plant derived ceramide within seven (7) months of the Effective Date of the Agreement and (2) [*], manufactured under GMP conditions from plant derived ceramide within twelve (12) months of the Effective Date of the Agreement. The manufacturing process will be designed to [*]. The [*] of each ganglioside material will be made in three (3) batches of [*] each.

     Project Assumptions

     1. Project start date will be the Effective Date of the Research and Development Agreement.

     2. GM2 and GD2 will be developed from a [*] starting material.

     3. Milligram quantities [*] of non-GMP GM2 material will be available within thirteen (13) weeks of project start date.

     4. NTI will deliver [*] batch of cGMP GM2 material within fourteen (14) weeks of delivering a [*] sample of GM2 to BMS. Upon approval of BMS, NTI will manufacture and deliver two (2) additional [*] batches of cGMP GM2 to BMS on a biweekly basis. At NTI's discretion, NTI may complete an intermediate scale of GM2 batch prior to the first [*] delivery, provided that there is no impact on the Project Schedule as described in this Appendix.

     5. Milligram quantities [*] of non-GMP GD2 material will be available within thirty-six (36) weeks of project start date.

     6. NTI will deliver [*] batch of cGMP GD2 material within fourteen (14) weeks of delivering a [*] sample of GD2 to BMS. Upon approval of BMS, NTI will manufacture and delivery two
        (2) additional [*] batches of

--------------------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     cGMP GD2 to BMS on a biweekly basis. At NTI's discretion, NTI may complete an intermediate scale GD2 batch prior to the first [*] delivery, provided that there is no impact on the Project Schedule as described in this Appendix. At BMS' discretion, BMS may reduce the specified batch size (stated herein as [*]) prior to start of manufacture, as clinical needs are established.

     The research and development program required to meet the project assumptions stated above will be funded according to the following payment structure:


1. Project Start (Project Initiation Fee)                           $[*]
2. Delivery of mg quantities of non-GMP GM2                         $[*]
3. Delivery of full [*] of cGMP GM2                                 $[*]
4. Delivery of mg quantities of non-GMP GD2                         $[*]
5. Delivery of full [*] of cGMP GD2                                 $[*]

     The total cost for this Research and Development Agreement will be $[*] and include all costs associated with the preparation of documentation required for cGMP practices as well as the actual manufacturing costs of non-GMP and GMP deliveries of both gangliosides.

     In the event that BMS requests the [*] deliveries of either ganglioside be manufactured without strict cGMP controls (as may be occasioned by the granting of "Starting Material" status by the FDA), the royalty payment will be modified as follows:


Item No. 3 - Delivery of full [*] of cGMPGM2:                       $[*]
Item No. 5 - Delivery of full [*] of cGMP GD2                       $[*]

     NTI will commit to supplying all quantities of ganglioside required by BMS for product development purpose (process development and validation, product stability, clinical trials, etc.) For requirements in excess of the [*] batches of each GM2 and GD2, the price per gram shall be $[*] for cGMP material and $[*] for non-GMP material.

     Development Terms

     1. NTI will reserve all quantities of gangliosides prepared during the process development trials (regardless of quality) for transfer to BMS, except that NTI may retain such quantities of GM2 and GD2 as are necessary for the maintenance of standards, analytical methods and quality control. Excess quantities of ganglioside transferred to BMS hereunder will be used to assist BMS in refining analytical methods and developing specifications for the gangliosides.

-----------------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     2. BMS and NTI will develop complete documentation of the manufacturing process for the preparation of GM2 and GD2. In the event that NTI is incapable of meeting or unwilling to meet BMS' production requirements for either GM2 or GD2, BMS and NTI will work together to transfer NTI technology to a mutually agreed upon third party or to BMS' internal manufacturing network.

     3. In the event NTI is unable to offer acceptable quality ganglioside material derived from plant ceramide in the time agreed to in the Research and Development Agreement, NTI will, upon request from BMS, revert to the production of gangliosides from [*]. Monies paid to support the [*] route will be transferred directly the [*] process development effort.











----------------------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.